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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 15, 2001
                                                  ------------------

                           RENAISSANCERE HOLDINGS LTD.
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             (Exact name of registrant as specified in its charter)

            Bermuda                      34-0-26512             98-013-8020
         -------------              --------------------       --------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)


                  Renaissance House
             8-12 East Broadway, Pembroke
                         Bermuda                                     HM 19
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       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513
                                                    --------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)












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ITEM 5. OTHER EVENTS.

On October 15, 2001, RenaissanceRe Holdings Ltd. ("RenaissanceRe") agreed to issue and sell 2,500,000 of its Common Shares in an underwritten public offering pursuant to RenaissanceRe's currently effective shelf registration statement. The shares are being offered at a public offering price of $94.30 per share. The net proceeds to RenaissanceRe are expected to be approximately $233 million, and will be used for general corporate purposes. Merrill Lynch & Co. is the underwriter for the offering. The Common Shares were originally registered under the Securities Act of 1933, as amended, pursuant to the Registration Statements on Form S-3 (Reg. No. 333-70528 and 333-59394) of RenaissanceRe.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     The following exhibits are filed as part of this report:

     1.1 Underwriting Agreement, dated October 15, 2001, by and between RenaissanceRe and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     4.1 Amended and Restated Bye-Laws of RenaissanceRe, as approved at RenaissanceRe's Annual General Meeting of Shareholders on May 18, 2001.

     5.1  Opinion of Conyers Dill & Pearman, counsel to RenaissanceRe.

     99.1 RenaissanceRe's 2001 Stock Incentive Plan, as approved at RenaissanceRe's Annual General Meeting of Shareholders on May 18, 2001.

     99.2 Press Release issued by RenaissanceRe, dated October 15, 2001.



                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENAISSANCERE HOLDINGS LTD.

Date:   October 16, 2001               By:    /s/ John M. Lummis
      --------------------                 -------------------------------------
                                           Name:   John M. Lummis
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------
1.1             Underwriting Agreement, dated October 15, 2001, by and between
                RenaissanceRe and Merrill Lynch, Pierce, Fenner & Smith
                Incorporated.

4.1 Amended and Restated Bye-Laws of RenaisanceRe, as approved at RenaissanceRe's Annual General Meeting of Shareholders on
                May 18, 2001.

5.1             Opinion of Conyers Dill & Pearman, counsel to RenaissanceRe

99.1 RenaissancRe's 2001 Stock Incentive Plan, as approved at RenaissanceRe's Annual General Meeting of Shareholders on May 18, 2001.

99.2            Press Release issued by RenaissanceRe, dated October 15, 2001.